UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 31, 2007

BIO-KEY INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-13463	41-1741861
(Commission File Number)	(IRS Employer Identification No.)

3349 Highway 138, Building D, Suite B, Wall, NJ	07719
(Address of Principal Executive Offices)	(Zip Code)

732-359-1100
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                Other Events.

Attached hereto as Exhibit 99.1 is the registrant’s Press Release, issued January 31, 2007, relating to the offer by the Company to acquire all of the outstanding common shares of Comnetix.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.

     (d)       Exhibits.

Exhibit Number	Description

99.1	Press Release, issued January 31, 2007, relating to the offer by the Company to acquire all of the outstanding common shares of Comnetix.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIO-KEY INTERNATIONAL, INC.

	By:	/s/ Francis J. Cusick
Francis J. Cusick
Chief Financial Officer
Dated: February 2, 2007